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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): APRIL 1, 2002



                            CAS MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                  2-96271-B                  06-1123096
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)            Identification No.)



                             44 EAST INDUSTRIAL ROAD
                           BRANFORD, CONNECTICUT 06405
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                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (203) 488-6056



                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On April 1, 2002, the Board of Directors of CAS Medical Systems, Inc. ("the Company") and its Audit Committee dismissed Arthur Andersen LLP ("Andersen"), as the Company's independent public accountants and on April 17, 2002 engaged PricewaterhouseCoopers LLP to serve as the Company's independent public accountants for the fiscal year 2002. The appointment of PricewaterhouseCoopers LLP is subject to ratification at the Company's 2002 Annual Meeting of Stockholders to be held on June 12, 2002.

Andersen's reports on the Company's financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through the date of this form 8-K/A, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(B) of Regulation S-B.

The Company provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated April 3, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date of the Board's decision, the Company did not consult PricewaterhouseCoopers LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-B.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits. The following exhibit is filed with this document.


Exhibit
Number     Description
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16         Letter from Arthur Andersen LLP to the Securities and Exchange
           Commission dated April 3, 2002
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAS MEDICAL SYSTEMS, INC.


                                          By: /s/ Louis P. Scheps
                                              ---------------------------------
                                              Louis P. Scheps
                                              President, Chief Executive Officer
                                              and Chief Financial Officer


Dated:  April 19, 2002